Exhibit 99.1

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Warrant No.: CS-2007-1	Number of Shares: 18,586
Date of Issuance: July 31, 2007

VIA PHARMACEUTICALS, INC.

WARRANT

FOR VALUE RECEIVED, VIA Pharmaceuticals, Inc.,a Delaware corporation (the “Company”), hereby certifies that Trout Partners LLC and its permitted assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 5 below), up to 18,586 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), at a purchase price of $3.95 per share. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Stock” and the “Purchase Price,” respectively.

1. Exercise.

(a) Manner of Exercise. This Warrant shall vest in equal one-twelfth installments commencing 30 days from the date of issuance of this Warrant (the “Vesting Commencement Date”) and each month thereafter on the same day of the month as the Vesting Commencement Date provided that the consulting agreement, dated April 1, 2007 (the “Consulting Agreement”), between the Company and the Registered Holder is still in effect through each such date. Notwithstanding the foregoing, in the event of a Change of Control (as defined below), any unvested shares of Common Stock subject to the Warrant shall become fully exercisable. Subject to the terms of this section, this Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form attached hereto as Exhibit A duly executed by such Registered Holder at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder or by net issue exercise pursuant to Section 1(c) below.

As used herein, “Change of Control” means and includes each of the following: (i) a sale, lease, exchange, license, or other disposition of all or substantially all of the Company’s assets in one transaction or a series of related transactions; (ii) a merger, tender offer, restructuring, reorganization, recapitalization, business combination or other transaction as a result of which the holders of the Company’s issued and outstanding voting securities immediately before such transaction own or control less than a majority of the voting securities of the continuing or surviving entity immediately after such transaction, (iii) the acquisition (in one or more transactions) by any Person or Persons acting together or constituting a “group” under Section 13(d) of the Exchange Act together with any Affiliates thereof (other than Stockholders as of the date hereof and their respective Affiliates) of beneficial ownership (as defined in Rule 13d-3 under such Exchange Act) or control, directly or indirectly, of at least 50% of the total voting power of all classes of capital stock entitled to vote generally in the election of members of the Board of Directors, or (iv) approval by the Company’s stockholders of a liquidation or dissolution of the Company. Notwithstanding the foregoing, a transaction shall not constitute a “Change of Control” if: (A) its sole purpose is to change the jurisdiction of the Company’s incorporation; (B) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; or (C) it is a transaction effected primarily for the purpose of financing the Company with cash (as determined by the Board of Directors in its discretion and without regard to whether such transaction is effectuated by a merger, equity financing or otherwise).

(b) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

(c) Net Issue Exercise.

(i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to such Registered Holder a number of shares of Warrant Stock computed using the following formula:

X =	Y (A - B)
A

Where	X =	The number of shares of Warrant Stock to be issued to the Registered Holder.

	Y =	The number of shares of Warrant Stock purchasable under this Warrant (at the date of such calculation).

	A =	The fair market value of one share of Warrant Stock (at the date of such calculation).

	B =	The Purchase Price (as adjusted to the date of such calculation).

(ii) For purposes of this Section 1(c), the “fair market value” of Warrant Stock on the date of calculation shall mean with respect to each share of Warrant Stock:

(A) if the Company’s Common Stock is traded on a securities exchange or The NASDAQ Stock Market, the fair market value shall be deemed to be the average of the closing prices over a 30-day period ending three days before date of calculation; or

(B) if the Company’s Common Stock is actively traded over-the-counter, including on the Pink Sheets, the fair market value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the 30-day period ending three days before the date of calculation; or

(C) if neither (A) nor (B) is applicable, the fair market value of Warrant Stock shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (other than from a current employee or director) for shares of Warrant Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors, unless the Company is at such time subject to an acquisition as described in Section 5 below, in which case the fair market value of Warrant Stock shall be deemed to be the value received by the holders of Common Stock pursuant to such acquisition.

(d) Delivery to Registered Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten days thereafter, the Company at its expense shall cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

(ii) in case such exercise is in part only, a new warrant or warrants (dated as of the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) or 1(c) above.

2. Adjustments. The Purchase Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Registered Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 2. The foregoing provisions of this Section 2(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Registered Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(b) Reclassification, etc. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 2.

(c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Purchase Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Upon each adjustment in the Purchase Price pursuant to this subsection, the number of shares of such securities purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Purchase Price by a fraction, the numerator of which shall be the Purchase Price immediately prior to such adjustment and the denominator of which shall be the Purchase Price immediately thereafter.

(d) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend (except for distributions specifically provided for in the foregoing subsection (b) and (c) of this Section 2), then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 2.

3. Transfers; Lock-up/Standoff Agreement; Investment Representations.

(a) Unregistered Security. This Warrant, the Warrant Stock and the Common Stock of the Company have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Registered Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, any Warrant Stock issued upon its exercise or any Common Stock issued upon conversion of the Warrant Stock in the absence of (i) an effective registration statement under the Securities Act as to this Warrant, such Warrant Stock or such Common Stock and registration or qualification of this Warrant, such Warrant Stock or such Common Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

(b) Transferability. This Warrant may not be transferred or assigned, in whole or in part, except in compliance with applicable federal and state securities laws and with the prior written consent of the Company.

(c) Warrant Register. The Company shall maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

(d) Lock-Up/Market Standoff Agreement. Each holder of this Warrant agrees that upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, it will (a) not sell, make any short sale of, loan, grant any option for the purchase of, otherwise dispose of, hedge or transfer any of the economic interest in (or agree or commit to do any of the foregoing) any of the Warrant Stock (other than those shares of Warrant Stock included in the registration, if any) without the prior written consent of the Company or such underwriters, as the case may be, for up to 14 days prior to, and during the 90-day period following, the effective date of a registration statement of the Company filed under the Securities Act; and (b) enter into and be bound by such form of agreement with respect to the foregoing as the Company or such managing underwriter may reasonably request; provided that each officer and director and each third party who holds five percent or more of the outstanding equity securities of the Company also agrees to such restrictions. Notwithstanding anything to the contrary contained in this Section 3(d), if (i) during the last 17 days of the initial lock-up period described above, the Company releases earnings results or announces material news or a material event or (ii) prior to the expiration of the initial lock-up period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial lock-up period, then in each case the lock-up period described above will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the managing underwriters waive, in writing, such extension.

(e) Investment Representations. The Registered Holder hereby represents and warrants to the Company as of the date hereof, and each subsequent holder of this Warrant represents and warrants to the Company as of the date and by virtue of its acquisition of this Warrant, as follows:

(i) Experience. Such holder is experienced in evaluating and investing in private placement transactions of securities of early-stage companies, and has either individually or through its current officers such knowledge and experience in financial and business matters that such holder is capable of evaluating the merits and risks of such holder’s prospective investment in the Company, and has the ability to bear the economic risks of the investment.

(ii) Accredited Investor. Such holder is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect, under the Securities Act.

(iii) Purchase Entirely for Own Account. Such holder is acquiring this Warrant (and the Warrant Stock issuable upon exercise of this Warrant) for investment for such holder’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to this Warrant or any of the Warrant Stock.

(iv) Restricted Securities. Such holder acknowledges that this Warrant (and the Warrant Stock issuable upon exercise of this Warrant) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such holder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions; among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

(v) Legends. Such holder acknowledges that, to the extent applicable, each certificate evidencing any shares of Common Stock or other securities issued upon exercise of this Warrant shall be endorsed with the legend substantially in the form set forth below, as well as any additional legend as may be from time to time imposed or required by the Company’s Bylaws or applicable state securities laws:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(vi) Access to Data. Such holder has received and reviewed information about the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with its management and to review the Company’s facilities. Such holder believes it has received all the information it considers necessary or appropriate for deciding whether to invest in the Company’s securities. Such holder understands and acknowledges that such discussions, as well as any written information issued by the Company, (x) were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily an exhaustive description and (y) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements.

5. Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the first to occur of the following (the “Expiration Date”): (a) July 3, 2012 or (b) the expiration of 30 days following the date that on which Company terminates the Consulting Agreement.

6. Notices of Certain Transactions. In case:

(a) the Company shall establish a record date for determining the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) entitled to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the record date for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined.

7. Reservation of Stock. The Company shall at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Common Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

8. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company shall, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company shall issue, in lieu thereof, a new Warrant of like tenor.

10. Mailing of Notices. Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or sent by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the regular mail, as certified or registered mail (airmail if sent internationally), with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12. No Fractional Shares. No fractional shares of Common Stock shall be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in accordance with Section 1(c)(ii).

13. Amendment or Waiver. Any term of this Warrant may be amended or waived only by an instrument in writing signed by each of the parties hereto.

14. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

15. Governing Law. This Warrant shall be governed in all respects by the laws of the State of Delaware without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

16. Aribitration. Except as otherwise provided in this Warrant, any controversy or dispute arising out of this Agreement, interpretation of any of the provisions hereof, or the action of any Stockholder hereunder shall be submitted to arbitration in San Francisco, California before the American Arbitration Association under the commercial arbitration rules then obtaining of said Association. Any award or decision obtained from any such arbitration proceeding shall be final and binding on the parties, and judgment upon any award thus obtained may be entered in any court having jurisdiction thereof. No action at law or in equity based upon any claim arising out of or related to this Warrant shall be instituted in any court by any holder of this Warrant, except (i) an action to compel arbitration pursuant to this Section 16 or (ii) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 16, in which case, the provisions of Sections 17 and 18 shall apply. For the avoidance of doubt, the provisions of Sections 17 and 18 shall be subordinate to and shall only apply in connection with an action at law or in equity based upon clauses (i) and/or (ii) of the immediately preceding sentence of this Section 16.

17. CONSENT TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL ACTIONS TO ENFORCE AN ARBITRATOR’S DECISION PURSUANT TO SECTION 16 OF THIS AGREEMENT SHALL BE INSTITUTED AND LITIGATED ONLY IN FEDERAL, STATE OR LOCAL COURTS SITTING IN SAN FRANCISCO, CALIFORNIA AND EACH OF SUCH PARTIES HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURT AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS WARRANT OR ANY OF THE RELATED AGREEMENTS OR UNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS WARRANT OR ANY RELATED AGREEMENT, AND AGREES THAT ANY SUCH ACTION SHALL BE TRIED BEFORE AN ARBITRATOR AS SET FORTH IN SECTION 16 AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS WARRANT.

19. Reproduction of Documents. This Warrant and all documents relating hereto, including, but not limited to, (i) consents, waivers, amendments and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

20. Severability. Whenever possible, each provision of this Warrant will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Warrant.

21. Entire Agreement. This Warrant, together with the Consulting Agreement, constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

22. Execution in Counterparts. This Warrant may be executed in any number of counterparts, any of which may be executed and delivered via facsimile or portable document format (PDF), each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument.

(Signature page follows)

IN WITNESS WHEREOF, the parties have executed this Warrant effective as of the date first written above.

VIA PHARMACEUTICALS, INC.

By:	/s/ James Stewart
James G. Stewart
Sr. Vice President – CFO

Address:

750 Battery Street, Suite 330
San Francisco, CA 94111

Accepted and Agreed:

TROUT PARTNERS LLC

By:	/s/ Jonathan Fassberg

Name:	Jonathan Fassberg

Title:	CEO

Address: 740 Broadway, Ste. 903 New York, NY 10003

EXHIBIT A

PURCHASE FORM

To:	VIA Pharmaceuticals, Inc.	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant No. CS-1 hereby irrevocably elects to purchase                      shares of the Common Stock covered by such Warrant and herewith makes payment of $            , or [surrenders                      shares of Warrant Stock issuable upon exercise of this Warrant] representing the full purchase price for such shares at the price per share provided for in such Warrant.

Signature:
Name (print):
Title (if applic.)
Company (if applic.):